HILLIER FUNDS TRUST
                               36 West 8th Street
                                    Suite 210
                             Holland, Michigan 49423

                             HILLIER SANCTUARY FUND


                   THIS SUPPLEMENT IS DATED FEBRUARY 16, 2005

This Supplement should be read in conjunction with the supplement dated October 22, 2004, to the Prospectus dated September 14, 2004.


     Effective immediately, the Hillier Sanctuary Fund (the "Fund") has terminated the public offering of its shares. Shares of the Fund are no longer available for purchase. It is anticipated that all shares of the Fund will be redeemed and that the Fund will discontinue operations on or before March 18, 2005.

     The Fund's Board of Trustees unanimously approved the liquidation the Fund as being in the best interest of the Fund and its shareholders. This Supplement to the Prospectus serves as written notice to the shareholders of the Trust that the Board of Trustees have voted to liquidate the Fund.

     Shareholders may continue to redeem their shares during the liquidation process. The Fund expects the liquidation to be finalized on or about March 18, 2005. Shareholders remaining in the Fund on the liquidation date will receive the net asset value per share for all shares they own on the liquidation date. This may be a taxable event for shareholders.

     If you have any questions, please call 1-877-742-8061.